UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 27, 2003

                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                          1-10959               86-0077724
(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

               15326 Alton Parkway
               Irvine, California                                92618
      (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 12. Results of Operations and Financial Condition

      On October 27, 2003, Standard Pacific Corp. issued a press release announcing financial results for the quarter ended September 30, 2003 (the "Press Release"). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2003

                                   STANDARD PACIFIC CORP.

                                   By: /s/ Andrew H. Parnes
                                       ---------------------------------------
                                       Andrew H. Parnes
                                       Senior Vice President - Finance & Chief
                                       Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number              Description

      99.1 Press Release reporting third quarter earnings for the period ended September 30, 2003.


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